Condensed Consolidated Statements of Operations (Unaudited) - 10Q - USD ($)	3 Months Ended		12 Months Ended
	Mar. 31, 2025	Mar. 31, 2024	Dec. 31, 2024	Dec. 31, 2023
Revenue from government contract	$ 1,636,863	$ 0	$ 3,954,576	$ 0
Operating expenses:
Research and development	5,354,588	4,425,728	23,713,602	20,720,766
General and administrative	1,687,445	1,457,353	5,385,254	6,022,173
Total operating expenses	7,042,033	5,883,081	29,098,856	26,742,939
Loss from operations	(5,405,170)	(5,883,081)	(25,144,280)	(26,742,939)
Other income (expense):
Interest income	47,519	32,949	173,359	776,177
Net loss	$ (5,357,651)	$ (5,850,132)	$ (24,992,296)	$ (25,966,762)
Basic and diluted:
Net loss per common share (in dollars per share)	$ (0.45)	$ (2.47)	$ (4.82)	$ (14.29)
Weighted average shares outstanding (in shares)	11,954,797	2,367,050	5,187,038	1,817,282